                                                                    EXHIBIT 25.2


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                    --------------------------------------

                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b)(2)

                                 HSBC Bank USA
              (Exact name of trustee as specified in its charter)

          New York                                    16-1057879
          (Jurisdiction of incorporation              (I.R.S. Employer
          or organization if not a U.S.               Identification No.)
          national bank)

          140 Broadway, New York, NY                  10005-1180
          (212) 658-1000                              (Zip Code)
          (Address of principal executive offices)

                            Warren L. Tischler, SVP
                                 HSBC Bank USA
                                  140 Broadway
                         New York, New York 10005-1180
                              Tel: (212) 658-5167
           (Name, address and telephone number of agent for service)

                           PRIDE INTERNATIONAL, INC.
              (Exact name of obligor as specified in its charter)

        LOUISIANA                                                76-0069030
(State or other jurisdiction)  (Primary standard industrial   (I.R.S. employer
                               classification code number)   identification No.)

                          5847 SAN FELIPE, SUITE 3300
                              HOUSTON, TEXAS 77057
                                 (713) 789-1400

   (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                Debt Securities
                        (Title of Indenture Securities)

                                    General
Item 1. General Information.
        --------------------

        Furnish the following information as to the trustee:

    (a) Name and address of each examining or supervisory authority to which it is subject.

        State of New York Banking Department.

        Federal Deposit Insurance Corporation, Washington, D.C.

        Board of Governors of the Federal Reserve System,
        Washington, D.C.

    (b) Whether it is authorized to exercise corporate trust powers.

              Yes.

Item 2. Affiliations with Obligor.
        --------------------------

        If the obligor is an affiliate of the trustee, describe each such affiliation.

              None

Item 16. List of Exhibits
         ----------------

Exhibit
-------
T1A(i)      (1) Copy of the Organization Certificate of HSBC Bank USA.

T1A(ii)     (1) Certificate of the State of New York Banking Department dated
                December 31, 1993 as to the authority of HSBC Bank USA to commence business as amended effective on March 29, 1999.

T1A(iii)        Not applicable.

T1A(iv)     (1) Copy of the existing By-Laws of HSBC Bank USA as adopted on
                January 20, 1994 as amended on October 23, 1997.

T1A(v)          Not applicable.

T1A(vi)     (2) Consent of HSBC Bank USA required by Section 321(b) of the Trust
                Indenture Act of 1939.

T1A(vii) Copy of the latest report of condition of the trustee (March 31, 2000), published pursuant to law or the requirement of its supervisory or examining authority.

T1A(viii)       Not applicable.

T1A(ix)         Not applicable.


   (1) Exhibits previously filed with the Securities and Exchange Commission with registration No. 022-22429 and incorporated herein by reference thereto.

   (2) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.

                                   SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 28th day of June , 2000.



                                       HSBC BANK USA


                                       By: /s/ Frank J. Godino
                                          ------------------------
                                          Frank Godino
                                          Vice President

                                                               EXHIBIT T1A (VII)


                                                                                    Board of Governors of the Federal Reserve System
                                                                                    OMB Number: 7100-0036
                                                                                    Federal Deposit Insurance Corporation
                                                                                    OMB Number: 3064-0052
                                                                                    Office of the Comptroller of the Currency
                                                                                    OMB Number: 1557-0081
FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL                                  Expires March 31, 2000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Please refer to page i,
                                                                                    Table of Contents, for
                                                                                    the required disclosure
                                                                                    of estimated burden.                    1
-----------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031
REPORT AT THE CLOSE OF BUSINESS MARCH 31, 2000     (19980930)
                                                  ------------
                                                   (RCRI 9999)

This report is required by law; 12 U.S.C. (S)324 (State              This report form is to be filed by banks with branches
member banks); 12 U.S.C. (S) 1817 (State nonmember banks);           and consolidated subsidiaries in U.S. territories and
and 12 U.S.C. (S)161 (National banks).                               possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking
                                                                     Facilities.

NOTE: The Reports of Condition and Income must be signed by          The Reports of Condition and Income are to be prepared
an authorized officer and the Report of Condition must be            in accordance with Federal regulatory authority instructions.
attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National
Banks.                                                               We, the undersigned directors (trustees), attest to the
                                                                     correctness of this Report of Condition (including the
I,  Gerald A. Ronning, Executive VP & Controller                     supporting schedules) and declare that it has been examined by
    --------------------------------------------                     us and to the best of our knowledge and belief has been
    Name and Title of Officer Authorized to Sign Report              prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and
of the named bank do hereby declare that these Reports of Condition  correct.
and Income (including the supporting schedules) have been
prepared in conformance with the instructions issued by
the appropriate Federal regulatory authority and are true to the     /s/ Malcolm Burnett
best of my knowledge and believe.                                    -----------------------------------------------------------
                                                                     Director (Trustee)
  /s/ Gerald A. Ronning                                              /s/ Bernard J. Kennedy
----------------------------------------------------------------     -----------------------------------------------------------
Signature of Officer Authorized to Sign Report                       Director (Trustee)
             10/25/99                                                /s/ Sal H. Alfieri
----------------------------------------------------------------     -----------------------------------------------------------
Date of Signature                                                    Director (Trustee)
-----------------------------------------------------------------------------------------------------------------------------------
SUBMISSION OF REPORTS

Each Bank must prepare its Reports of Condition and Income either:   For electronic filing assistance, contact EDS Call report
                                                                     Services, 2150 N. Prospect Ave., Milwaukee, WI 53202,
(a)  in electronic form and then file the computer data              telephone (800)255-1571.
     file directly with the banking agencies' collection
     agent, Electronic Data System Corporation (EDS), by             To fulfill the signature and attestation requirement for the
     modem or computer diskette; or                                  Reports of Condition and Income for this report date, attach this signature page to the hard-copy of the completed report
(b)  in hard-copy (paper) form and arrange for another               that the bank places in its files.
     party to convert the paper report to automated for.
     That party (if other than EDS) must transmit the bank's
     computer data file to EDS.
------------------------------------------------------------------------------------------------------------------------------------
FDIC Certificate Number      | 0 | 0 | 5 | 8 | 9 |
                             ---------------------
                                 (RCRI 9030)
http://WWW.BANKING.US.HSBC.COM                                       HSBC Bank USA
-------------------------------------------------------------------  --------------------------------------------------------------
Primary Internet Web Address of Bank (Home Page), if any (TEXT 4087) Legal Title of Bank (TEXT 9010)
(Example:  www.examplebank.com)                                      Buffalo
                                                                     --------------------------------------------------------------
                                                                     City (TEXT 9130)
                                                                     N.Y.                                   14203
                                                                     --------------------------------------------------------------
                                                                     State Abbrev. (TEXT 9200)        ZIP Code (TEXT 9220)

 Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

REPORT OF CONDITION

Consolidating domestic and foreign subsidiaries of the
HSBC Bank USA                                                of Buffalo
--------------------------------------------------------------------------
  Name of Bank                                                  City

in the state of New York, at the close of business March 31, 2000

ASSETS
                                                                                                       Thousands of dollars
Cash and balances due from depository institutions:
   Non-interest-bearing balances currency and coin                                                            $   1,782,196
   Interest-bearing balances                                                                                      4,782,003
   Held-to-maturity securities                                                                                 4,499,282.00
   Available-for-sale securities                                                                                 17,839,632
   Federal funds sold and securities purchased under agreements to resell                                         4,197,256
Loans and lease financing receivables:

   Loans and leases net of unearned income                                               $36,999,408
   LESS: Allowance for loan and lease losses                                                 617,243
   LESS: Allocated transfer risk reserve                                                           -

   Loans and lease, net of unearned income, allowance, and reserve                                            $  36,382,165
   Trading assets                                                                                                 4,050,531
   Premises and fixed assets (including capitalized leases)                                                         735,144
Other real estate owned                                                                                              13,256
Investments in unconsolidated subsidiaries and associated companies                                               2,516,144
Customers' liability to this bank on acceptances outstanding                                                        230,270
Intangible assets                                                                                                 2,970,294
Other assets                                                                                                      2,272,287
Total assets                                                                                                     82,270,460


LIABILITIES
Deposits:
   In domestic offices                                                                                           35,321,604
   Non-interest-bearing                                                                    6,101,526
   Interest-bearing                                                                       29,220,079
In foreign offices, Edge and Agreement subsidiaries, and IBFs                                                    20,030,877
   Non-interest-bearing                                                                      267,746
   Interest-bearing                                                                       19,763,131

Federal funds purchased and securities sold under agreements to repurchase                                        2,675,130
Demand notes issued to the U.S. Treasury                                                                          3,919,598
Trading Liabilities                                                                                               2,697,191
Other borrowed money (including mortgage indebtedness and obligations under capitalized leases):
   With a remaining maturity of one year or less                                                                  3,012,797
   With a remaining maturity of more than one year through three years                                              684,007
   With a remaining maturity of more than three years                                                               528,409
Bank's liability on acceptances executed and outstanding                                                            230,270
Subordinated notes and debentures                                                                                 1,648,341
Other liabilities                                                                                                 1,936,043
Total liabilities                                                                                                72,684,267

EQUITY CAPITAL

Perpetual preferred stock and related surplus                                                                             -
Common Stock                                                                                                        205,000
Surplus                                                                                                           9,104,327
Undivided profits and capital reserves                                                                              315,046
Net unrealized holding gains (losses) on available-for-sale securities                                              (38,457)
Accumulated net gain (losses) on cash flow hedges                                                                         -
Cumulative foreign currency translation adjustments                                                                     277
Total equity capital                                                                                              9,586,193
Total liabilities and equity capital                                                                             82,270,460